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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



                Date of Report (Date of earliest event reported)
                                December 3, 1997
                       -----------------------------------

                     Superior National Insurance Group, Inc.
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             (Exact name of registrant as specified in its charter)



            Delaware                  0-25984                 95-4610936
        (State or other             (Commission            (I.R.S. Employer
          jurisdiction              File Number)          Identification No.)
       of incorporation)



        26601 Agoura Road, Calabasas, California                 91302
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        (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code     (818) 880-1600
                                                    --------------------


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         (Former name or former address, if changed since last report.)



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ITEM 5.

        Attached hereto as Exhibit 99.1 is the press release issued by Superior National Insurance Group, Inc. dated December 3, 1997 which is hereby incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (c)    EXHIBITS.

        99.1      Press release dated December 3, 1997.









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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 5, 1997


                                        SUPERIOR NATIONAL INSURANCE GROUP, INC.


                                        By:  /s/ ROBERT E. NAGLE
                                             ----------------------------------
                                             Robert E. Nagle
                                             Senior Vice President and
                                             Secretary












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                                  EXHIBIT INDEX


  Exhibit
  Number                         Description
  ------                         -----------
   99.1              Press release dated December 3, 1997.